U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                       (Originally filed January 14, 2003)
                                 CURRENT REPORT


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 17, 2003



                          SAILTECH INTERNATIONAL, INC.
                          ----------------------------
             (Exact Name of registrant as specified in its Charter)




        Nevada                        0-33481                     65-1060612
------------------------         -------------------         -------------------
(State of Incorporation)         Commission File No.          (IRS Employer
                                                             Identification No.)



13330 Leopard St., Ste. 27, Corpus Christi, TX                      78410
----------------------------------------------               -------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number,(   361     )     241       -     2330
                               -----------  -------------    ----------





                     (Registrant's former name and address)
                          580 Hornby Street, Suite 900
                             Vancouver, B.C. V6C 3B6
                                     Canada

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Pursuant to Item 304 of Regulation S-B the registrant states:

(a) (1) On May 19, 2003, the Registrant changed accountant from Morgan & Company, Chartered Accountants to Baum & Company, P.A.,1515 University Dr., Ste. 209, Coral Springs, FL 33071.

         (i) The Company decided not to reappoint Morgan & Company as its independent accountant;

         (ii) The financial statements reported on by Morgan & Company were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that Morgan & Company did issue a going concern opinion which appears Note 1(c) of the Company's financial statements which are a part of the Form 10-KSB Annual Report filed June 17, 2003;

         (iii)  The  decision  to  change   accountants   was  approved  by  the
Registrant's Board of Directors; and

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

                  (B) Not applicable;

                  (C) Not applicable;

                  (D) Not applicable; and

                  (E) Not applicable.

         (2) On May 19, 2003, the Registrant engaged Baum & Company, P.A., a Certified Public Accountant, as its independent accountant.

                  (i) The Registrant did not consult with Baum & Company, P.A., its new independent accountant, regarding any matter prior to his engagement; and

                  (ii) Not applicable.

         (3) The Registrant has provided to Morgan & Company, its former accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Baum & Company, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b) Not applicable.


Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

(1) Security Ownership of Certain Beneficial Owners and Management.
    ---------------------------------------------------------------

The following table sets forth the Common Stock ownership information as of June
6, 2003, with respect to(i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; and (iii) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, each has sole voting and investment power with respect to the shares beneficially owned. The percentages are based on 31,475,664 shares issued and outstanding as of June 6, 2003.

(a) Beneficial Ownership of more than 5% based on 31,475,664 common shares.

Beneficial Ownership of 5%.

Table 1.

    (1)                          (2)                        (3)                      (4)
Title of Class             Name and Address             Amount and Nature      Percent of Class
Common Stock
Alan Hansen                1605 15th Street             1,600,000                   5.08%
                           Huntsville, TX 73334

Michael Richardson         751 St. Maurice Ln.          4,000,000                   12.7%
                           Natchitoches, LA 71457

Samuel J. Simon            10213 S. Lake Vista Cir.     1,600,000                   5.08%
Rev.Living Trust           Davis, FL 33328

Michael Ward               3910 Castle Knoll            6,000,000                  19.06%
                           Corpus Christi, TX 78410

Royis Ward                 5902 Fenway St.              6,000,000                  19.06%
                           Corpus Christi, TX 78413

Total                                                   19,200,000                 60.99%


(b)Security Ownership of Management. Based on 31,475,664 shares as of June 6,
2003.

Table 2.

Title of Class             Name and Address             Amount and Nature      Percent of Class

Michael Ward               3910 Castle Knoll            6,000,000                  19.06%
                           Corpus Christi, TX 78410

Royis Ward                 5902 Fenway St.              6,000,000                  19.06%
                           Corpus Christi, TX 78413

Total                                                   12,000,000                 38.12%

Directors as a group owned 38.12% of the Company's issued and outstanding stock.

Notes:
(1) Royis Ward is the President, CEO and Director of Sailtech.
(2) Michael Ward is the Secretary/Treasurer and Director of Sailtech.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of businesses acquired.
                  --------------------------------------------

         Historical financial statements for Ecoloclean, Inc. are provided on pages F-1 through F-11 of this amended Report.


         (b)      Financial Statements of the Business Acquired.
                  ----------------------------------------------

         Proforma financial statements for Sailtech International, Inc. are provided on pages F-12 through F-15 of this amended Report. The proforma financial statements relate to Sailtech International, Inc. ("The Company") and give effect to the company's acquisition of all outstanding shares of Ecolcoclean, Inc.

         (c)      Exhibits
                  --------
                  None


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2003
                                  Sailtech International, Inc.
                                  A Nevada Corporation

                                  By: /s/ Michael R. Ward
                                    --------------------------------------------
                                    Michael R. Ward
                                    Chief Financial Officer, Secretary/Treasurer

                          INDEX TO FINANCIAL STATEMENTS






Financial Statements:                                                  Page
-------------------------                                             ------

Ecoloclean, Inc. Independent auditors' report                           F-1
Consolidated Financial Statements:  Balance Sheet                       F-2
Statement of Changes in Stockholders Equity                             F-2
Statement of Operations                                                 F-4
Statement of Cash flows                                                 F-5
Notes to Consolidated Financial Statements                              F-6-11

Sailtech International, Inc. and Subsidiary
Proforma Consolidated Financial Statements (Unaudited)
Proforma Explanatory Headnote                                           F-12
Unaudited Proforma Consolidated Balance Sheet                           F-13
Unaudited Proforma Consolidated Statements of Operations                F-14
Notes to Unaudited Proforma Consolidated Financial Statements           F-15


--------------------------------------------------------------------------------

                              BAUM & COMPANY, P.A.
                        1515 UNIVERSITY DRIVE, SUITE 209
                          CORAL SPRINGS, FLORIDA 33071







                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Ecoloclean, Inc.
Corpus Christi, Texas

We have audited the accompanying consolidated balance sheet of Ecoloclean, Inc. as of December 31, 2002, and the related consolidated statements of stockholders' (deficit), operations, and cash flows for the period June 11, 2002 (inception) to December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ecoloclean, Inc. as of December 31, 2002 and the results of their consolidated operations and their consolidated cash flows for the period June 11, 2002 (inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



Baum & Company, P.A.
Coral Springs, Florida
February 26, 2003

                                ECOLOCLEAN, INC.
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2002

                                     Assets
                                     ------
Current Assets:
      Cash                                                            $     359
      Accounts Receivable                                                28,670
      Prepaid Expenses                                                   14,773
                                                                      ---------

         Total Current Assets                                            43,802
                                                                      ---------

Property Plant and Equipment, (Net) (Notes 1, 4)                        130,805
                                                                      ---------

Other Assets:
      License Costs, Net (Notes 1, 3)                                    27,461
Intangible Assets (Notes 1,2)                                            33,585
                                                                      ---------

         Total Other Assets                                              61,046
                                                                      ---------

         Total Assets                                                 $ 235,653
                                                                      =========

                     Liabilities and Stockholders' (Deficit)
                     ---------------------------------------

Current Liabilities:
      Accounts Payable and Accrued Expenses                           $  81,730
      Customer Deposit                                                   65,000
                                                                      ---------

         Total Current Liabilities                                      146,730
                                                                      ---------

Due to Related Parties (Note 5)                                         158,595
                                                                      ---------

         Total Liabilities                                              305,325
                                                                      ---------

Stockholders' (Deficit)
      Common Stock, $.001 par value per share,
        1,000,000 shares authorized, 500,000 shares
        issued and outstanding                                              500
      Additional Paid-in Capital                                         49,500
      Stock Subscription Receivable                                     (10,000)
      Accumulated (Deficit)                                            (109,672)
                                                                      ---------

         Total Stockholders' (Deficit)                                  (69,672)
                                                                      ---------

         Total Liabilities and Stockholders' (Deficit)                $ 235,653
                                                                      =========


           See Accompanying Notes to Consolidated Financial Statements


                                ECOLOCLEAN, INC.
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' (DEFICIT)
                    FOR THE PERIOD JUNE 11, 2002 (INCEPTION)
                              TO DECEMBER 31, 2002







                                                                                    Accumulated
                                 Shares            Amount       Paid-In Capital      (Deficit)
                            ---------------   ---------------   ---------------   ---------------
Balance - June 11, 2002                   0   $             0   $             0   $             0


Issuance Of
  Common Stock                      500,000               500            49,500

Net (Loss)                                                                               (109,672)
                            ---------------   ---------------   ---------------   ---------------
Balance -
December 31, 2002                   500,000   $           500   $        49,500   $      (109,672)
                            ===============   ===============   ===============   ===============




























           See Accompanying Notes to Consolidated Financial Statements

                                ECOLOCLEAN, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE PERIOD JUNE 11, 2002 (INCEPTION)
                              TO DECEMBER 31, 2002




Revenues                                                           $     99,659

Operating Expenses:
      Cost of Sales                                                      42,801
      Depreciation and Amortization                                       6,432
      Interest Expense                                                      201
      Selling, General and Administrative                               159,897
                                                                   ------------
         Total Operating Expenses                                       209,331
                                                                   ------------

(Loss) Before Provision for Income Taxes                               (109,672)
Provision for Income Taxes                                                    0
                                                                   ------------

Net (Loss) For The Period                                          $   (109,672)
                                                                   ============

Net (Loss) Per Common Share, Basic and Diluted                     $      (0.44)
                                                                   ============

Weighted Average Number of Common Shares
  Outstanding, Basic and Diluted                                        250,000
                                                                   ============

















           See Accompanying Notes to Consolidated Financial Statements
                                       F-4

                                ECOLOCLEAN, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                    FOR THE PERIOD JUNE 11, 2002 (INCEPTION)
                              TO DECEMBER 31, 2002


Cash Flows Provided By Operating Activities:
      Net (Loss)                                                      $(109,672)
    Adjustments to Reconcile Net (Loss) to Net Cash
          Provided By Operating Activities:
     Depreciation and Amortization                                        6,432
     Officer's Salaries                                                  40,000
     Cash Effects of Changes From Acquired Company
          Accounts Receivable                                           (25,285)
         Prepaid Expenses                                               (10,477)
         Accounts Payable and Accrued Expenses                           66,884
         Customer Deposits                                               65,000
                                                                      ---------

Net Cash Provided By Operating Activities                                32,882
                                                                      ---------

Cash Flows (Required) by Investing Activities:
      Purchase of World Environmental Technologies, Inc.,
        Net of Acquired Cash                                              1,389
      Acquisition of License                                            (27,993)
      Acquisitions of Property, Plant and Equipment
        Net of Effects From Acquired Company                           (129,514)
                                                                      ---------
Net Cash (Required) By Investing Activities                            (156,118)
                                                                      ---------

Cash Provided By Financing Activities:
         Proceeds From Issuance of Common Stock                          30,000
         Repayment of Loans From Acquired Company                       (25,000)
         Proceeds of Loans From Related Parties                         118,595
                                                                      ---------
Net Cash Provided By Financing Activities                               123,595
                                                                      ---------

Net Increase in Cash                                                        359
Cash at Beginning of Period                                                   0
                                                                      ---------
Cash at End of Period                                                 $     359
                                                                      =========

Supplemental Disclosures of Cash Flow Information
      Cash Payments For Interest                                      $     201
                                                                      =========
      Cash Payments For Income Taxes                                  $       0
                                                                      =========

Non-Cash Financing Activities:
   Issuance of Common Stock:
      Acquisition of World Environmental Technologies, Inc.           $  10,000
                                                                      ---------
         Total Non-Cash Financing Activities                          $  10,000
                                                                      =========



           See Accompanying Notes to Consolidated Financial Statements
                                       F-5

                                ECOLOCLEAN, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------   ------------------------------------------

         This summary of significant accounting policies is presented to assist in understanding these consolidated financial statements. The consolidated financial statements and notes are representations of management who is responsible for their integrity and objectivity. The accounting policies used conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of these consolidated financial statements.

         Organization
         ------------

         On June 11, 2002, Ecoloclean, Inc., the Company, incorporated in the state of Texas. On September 1, 2002 the Company acquired all of the outstanding shares of World Environmental Technologies, Inc.

         Business
         --------

         The Company and its subsidiaries operates under a worldwide, industry exclusive and perpetual license to manufacture machines, pursuant to a patent, for the treatment of contaminated water through a process known as electrocoagulation. The industry exclusivity shall apply to the petroleum exploration, petroleum, chemical, transportation and refining industry.

         Principles of Consolidation
         ---------------------------

         The accompanying consolidated financial statements include the accounts
         of  the  Company  and  its  wholly-owned  subsidiaries.   All  material
         inter-company items and transactions have been eliminated.

         Fair Value of Financial Instruments
         -----------------------------------

         The Company has adopted Statement of Financial Accounting Standards No. 107 "Disclosure About Fair Value of Financial Instruments", which requires the disclosure of the fair value of off-and-on balance sheet financial instruments. Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments (none of which are held for trading purposes), approximate the carrying values of such amounts.

         Use of Estimates
         ----------------

         The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to use estimates and make judgments. While management has considered all available information, actual amounts could differ from those reported as assets, liabilities, related revenues, costs and expenses and the disclosed amounts of contingencies.

                                ECOLOCLEAN, INC.
                        NOTES TO CONSOLIDATED FINANCIAL
                          STATEMENTS DECEMBER 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
------   ------------------------------------------------------

         Property, Plant and Equipment
         -----------------------------

         Property, plant and equipment are recorded at historical cost. Depreciation of property, plant and equipment is provided on the straight-line method over the estimated useful lives of the related assets. Maintenance and repairs are charged to operations. Additions and betterments, which extend the useful lives of the assets are capitalized. Upon retirement or disposal of the property, plant and equipment, the cost and accumulated depreciation are eliminated from the accounts, and the resulting gain or loss is reflected in operations.

         Goodwill and Purchased Intangible Assets
         ----------------------------------------

         In July, 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires goodwill to be tested for impairment, on an annual basis and between annual tests in certain circumstances, and written down when impaired, rather than being amortized as previous accounting standards required. Furthermore, SFAS 142 requires purchased intangible assets other than goodwill to be amortized over their useful lives unless these lives are determined to be indefinite.

         Based upon the impairment tests performed, there was no impairment of goodwill for period ended December 31, 2002. There can be no assurance that future goodwill impairment tests will not result in a charge to earnings.

         Purchased intangible asset (The "License Agt") is carried at cost less accumulated amortization. Amortization is computed over the estimated economic useful life of the underlying patent of seventeen years.

         Impairment of Long-Lived Assets
         -------------------------------

         Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

                                ECOLOCLEAN, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
------   ------------------------------------------------------

         Revenue Recognition
         -------------------

         Service Revenue is recognized upon the submission of an invoice for services rendered.

         Income Taxes
         ------------

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"). "Accounting for Income Taxes," which requires the establishment of a deferred tax asset or liability for the recognition of future deductions or taxable amounts and operating loss carryforwards. Deferred tax expense or benefit is recognized as a result of the change in the deferred asset or liability during the year. If necessary, the Company will establish a valuation allowance to reduce any deferred tax asset to an amount which will, more likely than not, be realized.

         Net (Loss) Per Common Share
         ---------------------------

         The Company accounts for earnings (losses) per share in accordance with statement of Financial Accounting Standard 128 ("SFAS 128") "Earnings per Share". Basic earnings (losses) per share is based upon the net earnings (losses) applicable to common shares after preferred dividend requirements and upon the weighted average number of common shares outstanding during the period. Diluted earnings (losses) per share reflects the effect of the assumed conversions of convertible securities and exercise of stock options only in the periods in which such affect would have been dilutive.

         Concentrations
         --------------

         The Company receives certain of its components from sole suppliers. Additionally, the Company relies on a limited number of contract manufacturers and suppliers to provide manufacturing services for its products. The inability of any contract manufacturer or supplier to fulfill supply requirements of the Company could materially impact future operating results.

                                ECOLOCLEAN, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
------   ------------------------------------------------------

         Recent Accounting Pronouncements
         --------------------------------

         In October 2001, the FASB issued Statement of Financial Accounting Standard Boards No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 establishes a single accounting model based on the framework established in Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of"
         ("SFAS 121"), for Long-Lived Assets to Be Disposed Of By Sale, and resolves implementation issues related to SFAS 121. The Company is required to adopt SFAS 144 no later than the first quarter of 2003. The company does not expect the adoption of SFAS 144 to have a material effect on its operating results or financial position.

NOTE 2 - ACQUISITION
------   -----------

         On September 1, 2002 the Company acquired 100% of World Environmental Technologies, Inc. (a Louisiana corporation) for 100,000 shares of its common stock valued at $.10 per share. The purchase was accounted for by the purchase method, whereby the underlying assets acquired and liabilities assumed are recorded at their fair value. The excess of the amount paid over the fair value of World Environmental Technologies identifiable net assets was $33,585 which has been reflected in the balance sheet as intangible assets.

         In  accordance  with  Accounting   Principle  Board  Opinion  #16,  the
         unaudited pro-forma condensed consolidated results of operations of the Company are as follows:

                                Ecoloclean, Inc.
                 Condensed Consolidated Statement of Operations
                          Year Ended December 31, 2002
                                   "Proforma"
                                   (Unaudited)

         Revenues                                                  $    158,346
         Costs and Expenses                                             296,603
                                                                   ------------
         Net (Loss)                                                $   (138,257)
                                                                   ============

         Net (Loss) Per Common Share                               $     (0.553)
                                                                   ------------

         Weighted Average shares Outstanding                            250,000
                                                                   ------------

                                ECOLOCLEAN, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 3 - LICENSE COSTS
------   -------------

         On September 11, 2002 the Company acquired for $27,993, an industry exclusive, perpetual worldwide license to commercialize the inventions or patents and market, manufacture, sell, lease or otherwise dispose of electrochemical and electrocoagulation units for the treatment of effluent water. Royalties are $3,000 per unit manufactured and 2% of the gross revenue.

         The industry exclusivity shall apply to the petroleum exploration, petroleum chemical, transformation and refining industry.

         A summary of license costs, amortized over a 17 year life, at December 31, 2002 are as follows:

               License                                                $   27,993
               Less:  Accumulated Amortization                               532
                                                                      ----------
                                                                      $   27,461

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

         A summary of property, plant and equipment at December 31, 2002 is as follows:

                                                                     Estimated
                                                                   Economic Life
                                                                   -------------

             Electro-Coagulation Units              $    106,237       5 Years
             Machinery & Equipment                        25,966       5 Years
             Office Equipment                                354       5 Years
             Computers & Related Equipment                 2,072       5 Years
             Transportation Equipment                      2,304       5 Years
                                                    ------------
                       Total                             136,933
             Less Accumulated Depreciation                 6,128
                                                    ------------
                  Net Property, Plant & Equipment   $    130,805
                                                    ============

NOTE 5 - RELATED PARTY TRANSACTIONS
------   --------------------------

         The Board of Directors have approved salaries for services provided. At December 31, 2002 the cumulative amount of unpaid officer's salaries is as follows:

                       Services Provided For
                         Year Ended December 31, 2002           $     40,000
                                                                ============

         At December 31, 2002 cumulative non-interest bearing advances due to the officers of the Company amount to $118,595.

                                ECOLOCLEAN, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 6 - INCOME TAXES
------   ------------

         The Company files a consolidated income tax return. Timing differences between the recognition of certain income and expense items for tax and financial reporting purposes are as follows:

         Cumulative Benefit of Net Book Operating
            Loss Carryforwards                                         $ 109,672
         Officer's Salary Deduction in Excess of Tax Deduction          (40,000)
         Tax Amortization in Excess of Book Amortization                    746
         Tax Depreciation In Excess of Book Depreciation                  7,565
                                                                      ---------
                                                                      $  77,983
                                                                      =========

         Total Deferred Tax Asset                                     $  14,764
         Less:  Valuation Allowance                                      14,764
                                                                      ---------
         Net Deferred Tax Asset                                       $       0
                                                                      =========


         It is currently undeterminable as to when the Company will benefit from the deferred tax asset.

NOTE 7 - SUBSEQUENT EVENTS
------   -----------------

         Pursuant to a business combination agreement, on January 1, 2003, the Company exchanged 100% of its outstanding stock for 20,000,000 restricted shares of common stock of Sailtech International, Inc. The issuance of the 20,000,000 shares of Sailtech International, Inc.'s common stock constituted 65-68% of the total outstanding shares after this transaction is completed. Sailtech International, Inc., an inactive Nevada corporation, is traded on the Pink Sheets.

Sailtech International, Inc. and Subsidiary Proforma Explanatory Headnote

The following Unaudited Proforma Consolidated Financial Statements gave effect to the reverse acquisition by Sailtech International, Inc. (the "Company") of Ecoloclean, Inc. ("Ecoloclean") and is based on the estimates and assumptions set for herein and in the notes to such statement. This proforma information has been prepared utilizing the historical financial statements of the Company and notes thereto, which are incorporated by reference herein. The Proforma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisition been affected on the date indicated or the results which may be obtained in the future.

The Unaudited Proforma Consolidated Statements of Operations for the year ended December 31, 2002 include the operating results of the Company and Ecoloclean for such periods.

On January 1, 2003, the Company merged with Ecoloclean in exchange for 20,000,000 shares of Sailtech International, Inc.


                  SAILTECH INTERNATIONAL, INC. AND SUBSIDIARY
                 UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2002

                                                                     Sailtech
                                                   Ecoloclean     International      Proforma              Proforma
                                                      Inc.             Inc.         Adjustments         Consolidated
                                                 -------------    -------------    -------------        -------------
ASSETS:
   Current Assets
     Cash                                        $         359    $         345    $           0        $         704
     Accounts and Loans Receivable                      28,670                0                0               28,670
     Prepaid Expenses                                   14,773                0                0               14,773
                                                 -------------    -------------    -------------        -------------
          Total                                         43,802              345                0               44,147
                                                 -------------    -------------    -------------        -------------
   Property, Plant and Equipment (Net)                 130,805                0                0              130,805
   Other Assets
     License (Net)                                      27,461                0           59,672  (2)         107,133
                                                                                                  (1)          20,000
     Intangibles                                        33,585                0                0               32,585
                                                 -------------    -------------    -------------        -------------
          Total                                         61,046                0                0              140,718
                                                 -------------    -------------    -------------        -------------
Total Assets                                     $     235,653    $         345    $      79,672        $     315,670
                                                 =============    =============    =============        =============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
   Current Liabilities
     Accounts Payable & Accrued Expenses         $      81,730    $      89,964    $           0        $     171,694
     Notes & Loans Payable-Current Maturities                0           33,847                0               33,847
     Customer Deposit                                   65,000                0                0               65,000
     Due to Related Parties                            158,595                0                0              158,595
                                                 -------------    -------------    -------------        -------------
Total Liabilities                                      305,325          123,811                0              429,136
                                                 -------------    -------------    -------------        -------------

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                                               500           10,092             (500) (3)          30,092
                                                                                                  (1)          20,000

Additional Paid-In Capital                              49,500        3,258,034          (49,500) (3)       3,258,034
                                                                                                  (4)          10,000
                                                                                                  (3)         (69,672)
                                                                                                  (2)          59,672

Subscriptions Receivable                               (10,000)          10,000          (10,000) (3)
                                                                                                  (4)         (10,000)
Accumulated (Deficit)                                 (109,672)      (3,391,592)         109,672           (3,391,592)
                                                 -------------    -------------    -------------        -------------
          Total Stockholders' (Defici)t                (69,672)        (123,466)          79,872  (3)        (113,466)
                                                 -------------    -------------    -------------        -------------

TOTAL LIABILITIES & STOCKHOLDERS'
EQUITY (DEFICIT)                                 $     235,653    $         345    $      79,672        $     315,670
                                                 =============    =============    =============        =============


 SEE ACCOMPANYING NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


SAILTECH INTERNATIONAL, INC. AND SUBSIDIARY
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
DECEMBER 31, 2002*


                                                              Sailtech
                                             Ecoloclean     International      Proforma        Proforma
                                                Inc.             Inc.         Adjustments    Consolidated
                                           -------------    -------------    -------------   -------------

Revenues                                   $      99,659    $           0    $           0   $      99,659
                                           -------------    -------------    -------------   -------------

Operating Expenses
     Cost of Sales                                42,801                0                0          42,801
     Depreciation and Amortization                 6,432                0                0           6,432
     Interest Expense                                201                0                0             201
     Selling, General and Administrative         159,897           81,754                0         241,651
                                           -------------    -------------    -------------   -------------
          Total Operating Expenses               209,331           81,754                0         291,085
                                           -------------    -------------    -------------   -------------

Loss From Operations                            (109,672)         (81,754)               0        (191,426)
     Interest Income                                   0            2,505                0           2,505
                                           -------------    -------------    -------------   -------------
Loss From Continuing Operations                 (109,672)         (79,249)               0        (188,921)
Loss From Discontinued Operations                      0       (1,910,524)               0      (1,910,524)
                                           -------------    -------------    -------------   -------------

Net Loss                                   $    (109,672)   $  (1,989,773)   $           0   $  (2,099,445)
                                           =============    =============    =============   =============


Net Loss Per Common Share
  Basic and Diluted
     Loss From Continuing Operations                                                         $      (0.006)
     Loss From Discontinued Operations                                                              (0.063)
                                                                                             -------------
          Total                                                                              $      (0.069)
                                                                                             =============
Weighted Average Number of Share
Outstanding, Basic and Diluted                                                                  30,592,435
                                                                                             =============



*Sailtech International, Inc. - Twelve Months
Ended December 31, 2002

Ecoloclean, Inc. For the Period - June 11, 2002
(Inception) to December 31, 2002









 SEE ACCOMPANYING NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                   Sailtech International, Inc. and Subsidiary
                           Notes to Unaudited Proforma
                        Consolidated Financial Statements

NOTE 1 - PROFORMA ADJUSTMENTS

The adjustments relating to the Unaudited Proforma Consolidated Statements of Operations are computed assuming the reverse merger with Ecoloclean was consummated at the beginning of the period presented. The adjustments relating to the unaudited Proforma consolidated balance sheet assumes that the merger occurred on December 31, 2002.

NOTE 2 - ACQUISITION OF SUBSIDIARY

The acquisition is recorded using the purchase method.

NOTE 3 - PAYMENT OF LIABILITIES

The Unaudited Proforma Consolidated Balance Sheet reflects the fact that assets and liabilities were not assumed in the acquisition.